EXHIBIT 10-A
------------




                     FORECLOSURE SALE CERTIFICATE
                             (Carlyle-XIV)



     THIS FORECLOSURE SALE CERTIFICATE (the "Certificate") is entered into by and among the undersigned on the date hereof, (i) pursuant to Section B of that certain Wells Fargo Bank Addendum (the "Addendum"), dated as of September 30, 1996, by and among Carlyle Real Estate Limited Partnership-XIV ("Carlyle XIV"), Carlyle Real Estate Limited Partnership-XV ("Carlyle XV"), Maguire Partners-Bunker Hill, Ltd. ("Maguire"), Maguire Partners-South Tower, LLC (formerly known as the Maguire Thomas Partners-South Tower LLC, the "LLC") and Wells Fargo Bank, N.A. ("WFB"), which is incorporated into that certain Operating Agreement of Maguire Partners-South tower, LLC (as amended, restated, modified and supplemented from time to time, the "Operating Agreement"), dated as of September 30, 1996, by and among Carlyle XIV, Carlyle XV and Maguire; and (ii) in connection with the foreclosure sale of the uncertificated membership interests in the LLC owned by Carlyle XIV, and certain related collateral described in the Carlyle XIV Loan Documents (as such term is defined on ANNEX 1 attached hereto) and on ANNEX 2 attached hereto, conducted by ATC Realty, Inc. ("ATC"), as successor-in-interest and assignee of WFB, and consummated on or about the date hereof.

     As and to the extent required under Section B of the Addendum:

     (1) Maguire Partners-WFC Holdings, LLC, a Delaware limited liability company (the "New LLC Member"), hereby assumes all the obligations of Carlyle XIV under the Operating Agreement and agrees to be bound by the provisions of the Operating Agreement.

     (2) The New LLC Member, Carlyle XIV, WFB and ATC Seventeen hereby certify that the New LLC Member has acquired the Carlyle Interests (as such term is defined in the Addendum) owned by Carlyle XIV after compliance with the procedure set forth in Section B of the Addendum.

     Each of the LLC and Maguire (i) hereby recognizes the New LLC Member as the purchaser and assignee of the Carlyle Interests (as such term is defined in the Addendum) owned by Carlyle XIV and as the successor member of the LLC; and (ii) hereby amends the Operating Agreement so as to replace any and all applicable references to Carlyle XIV with references to the New LLC Member.

     This Certificate may be executed in any number of separate counterparts, each of which when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.



            [ remainder of page intentionally left blank. ]

     This Certificate shall be construed in accordance with the law of the State of California, and is executed this 13th day of September, 2002.



                      MAGUIRE PARTNERS-WFC HOLDINGS, LLC,
                      a Delaware limited liability company,
                      as the New LLC Member


                      By:   Maguire Partners SCS, Inc.,
                            a California corporation, its Manager


                            By:   /s/ Robert F. Maguire III
                                  --------------------------------
                                  Robert F. Maguire III, President





                      CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIV

                      By:   JMB Realty Corporation, General Partner


                            By:   [ executed signature ]
                                  --------------------------------
                            Its:  Senior Vice President
                                  --------------------------------




                      WELLS FARGO BANK, N.A.

                      By:   [ executed signature ]
                            -------------------------------------
                      Its:  VP
                            -------------------------------------

                      By:   [ executed signature ]
                            -------------------------------------
                      Its:  VP
                            -------------------------------------




                      ATC REALTY SEVENTEEN, INC.

                      By:   [ executed signature ]
                            -------------------------------------
                      Its:  VP
                            -------------------------------------


                      By:   [ executed signature ]
                            -------------------------------------
                      Its:  VP
                            -------------------------------------

                      MAGUIRE PARTNERS-BUNKER HILL, LTD.,
                      a California limited partnership


                      By:   Maguire Partners BGHS, LLC,
                            a California company, General Partner


                            By:   Maguire Partners SCS, Inc.,
                                  a California corporation, Manager


                                  By:  /s/ Robert F. Maguire III
                                       --------------------------
                                       Robert F. Maguire III,
                                       President





                      MAGUIRE PARTNERS-SOUTH TOWER, LLC,
                      a California limited liability company


                      By:   Maguire Partners-Bunker Hill, Ltd.,
                            a California limited partnership, Member


                            By:   Maguire Partners BGHS, LLC,
                                  a California limited liability
                                  company, General Partner


                                  By:  Maguire Partners SCS, Inc.,
                                       a California corporation,
                                       Manager


                                       By:   /s/ Robert F. Maguire III
                                             --------------------------
                                             Robert F. Maguire III,
                                             President

                                ANNEX 1
                                -------
                          to the Certificate



     As used in the Certificate (to which this ANNEX 1 is attached), the term "Carlyle XIV Loan Documents" means the following: (a) that certain Loan Agreements, dated as of December 26, 1985, by and between Carlyle XIV and WFB (as successor by merger to Crocker National Bank, "Crocker"), as amended in accordance with its terms, including as modified by that certain Loan Modification Agreement (Carlyle-XIV), dated as of October 24, 1996, by and between Carlyle XIV and WFB; (b) that certain Security agreement, dated as of December 26, 1985, by and between Carlyle XIV and WFB (as successor by merger to Crocker); (c) that certain security Agreement (Equipment and Fixtures), executed on or about October 24, 1996, by Carlyle XIV in favor of WFB; (d) that certain Continuing Security Agreement (Rights to Payment and Inventory), executed on or about October 24, 1996, by Carlyle XIV in favor of WFB; (e) that certain Promissory Note, dated December 30, 1985, executed by Carlyle XIV in favor WFB (as successor by merger to Crocker), as amended and restated pursuant to that certain Amended and Restated Promissory Note dated as of October 24, 1996, executed by Carlyle XIV in favor of WFB; (f) the Addendum; (g) that certain Security Agreement, dated as of September 30, 1996, by and among Maguire/Thomas Partners Development, Ltd. (the "Property Manager"), Carlyle XIV and Carlyle XV; (h) that certain Notice of Assignment from WFB to the LLC, dated October 24, 1996, and the related Acknowledgement of Receipt of Assignment, dated as of October 24, 1996, executed by the LLC in favor of WFB; (i) that certain Notice of Assignment from WFB to the Property Manager, dated October 24, 1996, and the related Acknowledgement of Receipt of Assignment, dated as of October 24, 1996, executed by the Property Manager in favor of WFB; (j) that certain Mutual Release, dated as of October 24, 1996, among Carlyle XIV, Carlyle XV, Maguire and WFB; (k) that certain letter from the Property Manager to Carlyle XIV and Carlyle XV regarding the Manager's Payment, dated September 30, 1996; (l) that certain letter from Aetna Life Insurance Company to the LLC, the Property Manager, Carlyle XIV, Carlyle XV and WFB regarding Payment of Property Management Fee, dated October 24, 1996; and (m) all other agreements, documents and instruments executed and filed in connection with or relating to the foregoing, including, without limitation, financing statements filed pursuant to the Uniform Commercial Code as in effect in California and Illinois, as applicable.




























                           ANNEX 1 - Page 1

                                ANNEX 2
                                -------
                          to the Certificate



DEBTOR: CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIV, an Illinois limited partnership

SECURED PARTY:   ATC REALTY, INC.


     All of the obligations of Debtor, now or hereafter owing to Secured Party under the certain "Loan Documents" (as defined in the Loan Modification Agreement dated as of October 24, 1996, executed by Debtor and Secured Party (as assignee and successor in interest to Wells Fargo Bank, N.A.), as amended from time to time, are secured by the following personal property of Debtor:

           1. (a) Any and all partnership interests of Debtor in that limited partnership formerly known as Maguire/Thomas Partners-South Tower, a California limited partnership (the "Partnership") and membership interests of Debtor in that certain limited liability company currently known as Maguire Partners-South Tower, LLC, a California limited liability company (the "LLC"), now existing or hereafter acquired (collectively, the "Partnership/Membership Interests"), and all distributions, capital and profits, warrants, equipment, goods, inventory, documents, instruments, chattel paper, investment property, letter-of-credit rights, money, accounts, deposit accounts, commercial tort claims, contract rights, general intangibles, and other rights, property, products and proceeds from time to time evidencing, arising from, relating to, received, receivable or otherwise distributed in respect of or in exchange for any or all of the Partnership/Membership Interests; (b) all additional rights to purchase interests in the Partnership or the LLC from time to time acquired by Debtor in any manner (which interests shall be deemed to be part of the Partnership/Membership Interests), the certificates or other instruments representing such additional interests, if any, and other personal property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional interests or other rights; (c) any and all money, documents, instruments, chattel paper, investment property, letter-of-credit rights, accounts, deposit accounts, commercial tort claims, contract rights, general intangibles and other rights to payment arising from or under or as provided in the LLC Operating Agreement or Partnership Agreement, in each case, as the same may be amended, supplemented or modified from time to time; and (d) to the extent not covered by clauses (a), (b) and (c) above, all proceeds of any or all of the foregoing. As used herein, the term "proceeds" shall have the meaning assigned that term under the Uniform Commercial Code (the "Code") as in effect in the State of California and the State of Illinois, as applicable.

           2. All of Debtor's right, title and interest: (a) as a partner in and to the Partnership and as a member in and to the LLC, whether now owned or hereafter acquired, including, but not limited to, any management and voting rights with respect to the Partnership/Membership Interests, (b) all other property which, absent this Agreement would, now or hereafter, be distributable or distributed, transferable or transferred, payable or paid, or deliverable or delivered to Debtor as a partner in the Partnership or a member in the LLC, as applicable, whether at any time prior to, or in connection with, or after the dissolution of the Partnership or the LLC, if any, including, without limitation, distributions of cash






                           ANNEX 2 - PAGE 1
     and of property in kind by the Partnership or the LLC (collectively, "Distributions"), and (c) all other rights, interests, claims and other property of Debtor in any manner arising out of or relating to the Partnership/Membership Interests, whether such rights, interests, claims or other property are now owned or hereafter acquired by Debtor, whatever their respective kind or character, whether they are tangible or intangible property, and wheresoever they may exist or be located, including, without limitation, all equipment, goods, inventory, documents, instruments, chattel paper, investment property, letter-of-credit rights, money, accounts, deposit accounts, commercial tort claims, contract rights, general intangibles, and any proceeds from any of the foregoing (as such terms are defined in the Code), if any, now owned or hereafter acquired by Debtor and in any manner arising out of or relating to the Partnership/Membership Interests, and further including, without limitation, all of the rights of Debtor as a holder of the Partnership/Membership Interests to: (1) operate the business of the Partnership or the LLC and deal with and receive the benefit from the Partnership's or the LLC's assets; (2) receive proceeds of any indemnity, warranty or guaranty under any agreement between Debtor and any other party or entity associated with the Partnership or the LLC or otherwise arising by operation of law for the account of Debtor, including any rights of equitable or implied indemnity arising in connection with any acts or omissions of Debtor in connection with the LLC or Partnership or their assets; (3) receive fees, income, rents, proceeds of sale, issues, earnings, deposits, receipts, royalties, revenues, recoveries, compensation, permits, trade or business names, franchises, claims and causes of action arising out of or relating to the Partnership or the LLC, and all other rights, powers, property and remedies of Debtor with respect to any of the foregoing; and (4) access the Partnership's or the LLC's books and records and to the other information concerning or affecting the Partnership or the LLC.

     In the event that suit is brought under any of the Loan Documents, any judgment obtained in or as a result of such suit shall be enforceable solely against the Collateral, and Debtor and its partners shall have no personal liability therefor.

































                           ANNEX 2 - PAGE 2